UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2024 (January 8, 2024)
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4FRONT VENTURES CORP.
(Exact name of registrant as specified in its charter)
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British Columbia	000-56075	83-4168417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7010 E. Chauncey Lane Ste. 235 Phoenix, Arizona 85054
(Address or principal executive offices including zip code)
(602) 633-3067
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of Class	Trading Symbol	Name of Exchange on which registered
Class A Subordinate Voting Shares, no par value	FFNTF FFNT	OTCQX CSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 8, 2024, Leonid Gontmakher resigned as Chief Executive Officer of 4Front Ventures Corp. (the “Company”). Mr. Gontmakher will remain on the board of directors of the Company as a director and serve as a consultant to the Company.

Effective January 8, 2024, the Company promoted Andrew Thut to Chief Executive Officer of the Company.

Mr. Thut, 50 was an early investor in the Company, and joined the Company full time as Chief Investment Officer in October 2014. He brings to the team a wealth of financial management experience and business acumen having previously served as Managing Director of the BlackRock Small Cap Growth Fund at BlackRock Advisors LLC. During his 11-year involvement with BlackRock Small Cap Growth Fund, the $2 billion fund ranked in the top five percent of all domestic small cap growth funds. He also has held positions at MFS Investment Management and BT Alex Brown. Since joining the Company, he has immersed himself in every facet of the cannabis industry, from the relevant financial drivers of the industry to hands-on experience with dispensaries and cultivation facilities. Mr. Thut holds a Bachelor of Arts from Dartmouth College.

In connection with his appointment, Mr Thut will receive an award of 9 million restricted stock units, 3 million of which shall vest annually. The restricted stock units shall also be subject to a performance trigger, the terms of which will be agreed upon by the Company and Mr. Thut at a later date.

There are no arrangements or understandings between Mr. Thut, and any other person pursuant to which Mr. Thut was selected as an officer of the Company. Mr. Thut does not have any family relationship with any director or executive officer of the Company. There are no related party transactions as of the date hereof between Mr. Thut and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2024

4FRONT VENTURES CORP.

By:	/s/ Andrew Thut
Leonid Gontmakher
Chief Executive Officer